SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

LUCAS ENERGY, INC.
(Name of Registrant As Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Lucas Energy, inc.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	January 10, 2011
	TIME:	10:30am Central Standard Time
	LOCATION:	2000 bering drive, houston, texas 77057

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/LEI and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/LEI

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before December 21, 2010.

you may enter your voting instructions at https://www.iproxydirect.com /LEI until 10:30AM CENTRAL TIME JANUARY 10, 2011.

The purposes of this meeting are as follows:
1.

PROPOSAL 1 - ELECTION OF DIRECTORS
PROPOSAL 2 - TO RATIFY THE ISSUANCE OF SHARES OF COMMON STOCK AND THE GRANT OF OPTIONS TO THE COMPANY’S DIRECTORS IN CONSIDERATION FOR SERVICES RENDERED AND TO BE RENDERED TO THE COMPANY
PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD TO ISSUE SHARES OF PREFERRED STOCK AS IT SHALL DETERMINE IN ITS SOLE DETERMINATION
PROPOSAL 4 - TO RATIFY THE BOARD OF DIRECTORS’ APPROVAL TO ISSUE A STOCK DIVIDEND OF THE COMPANY’S COMMON STOCK IN A RANGE FROM 2% TO 10% IN THE BOARD’S SOLE DISCRETION
PROPOSAL 5 - TO RATIFY THE APPOINTMENT OF GBH CPAS, PC, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEARS ENDING MARCH 31, 2011 AND 2010 AND GBH CPAS, PC’S REPORT DATED JULY 14, 2010, AS FILED WITH THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2010

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on November 15, 2010 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card